EXHIBIT 10.5

                            NOTICE OF FINAL AGREEMENT

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   PRINCIPAL       LOAN DATE      MATURITY       LOAN NO       CALL/COLL
 $1,000,000.00     03-31-2005    04-30-2006       630062      4,A / 0007
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  ACCOUNT        OFFICER       INITIALS
    6686           133
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References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item

Any item above containing ***** has been omitted due to text length limitations.
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Borrower:  IRONCLAD PERFORMANCE WEAR    Lender:   Alliance Bank
           CORPORATION                            Asset Based Lending Division
           12506 BEATRICE STREET                  100 Corporate Pointe
           LOS ANGELES, CA 90066                  P.O. Box 3048
                                                  Culver City, CA 90231-3048
                                                  (310) 410-9281
================================================================================

THIS BUSINESS LOAN AGREEMENT (ASSET BASED) DATED MARCH 31, 2005, IS MADE AND EXECUTED BETWEEN IRONCLAD PERFORMANCE WEAR CORPORATION ("BORROWER") AND ALLIANCE BANK ("LENDER") ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS OR OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT ("LOAN"). BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND REMAIN SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of March 31, 2005, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

ADVANCE AUTHORITY. The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: EDUARD A. JAEGER, PRESIDENT/CEO OF IRONCLAD PERFORMANCE WEAR CORPORATION; THOMAS E. KREIG, JR., VP FINANCE; AND KENNTH WALZ, DIRECTOR OF FINANCE. ANY ONE PREVIOUSLY MENTIONED.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits Borrower may borrow partially or wholly prepay and reborrow under this Agreement as follows:

     CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

     (1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed and delivered by Borrower to Lender.

     (2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

     (3) The  security   interests  in  the  Collateral  shall  have  been  duly
         authorized, created, and perfected with first lien priority and shall be in full force and effect.

     (4) All guaranties required by Lander for the credit facility(ies) shall have been executed by each Guarantor delivered to Lender and be in full force and effect.

     (5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower'sAccounts books, records and operations, and Lender shall be satisfied as to their condition.

     (6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

     (7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate ".

     MAKING LOAN ADVANCES. Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower
     (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all. Advances then outstanding and all accrued unpaid interest together with all other applicable fees costs and charges if any not yet paid.

     LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loan obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance With respect to the Collateral Borrower agrees and represents and warrants to Lender:

     PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute all documents perfecting Lenders Security Interest and to take whatever actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest Lender may at any time, and without further authorization from Borrower, file a carbon photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or Employer identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

     COLLATERAL RECORDS. Borrower does now and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at 12505 BEATRICE STREET LOS ANGELES, CA 90066. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

     COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and schedules of Eligible Accounts in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule: With respect to Eligible Accounts schedules shall be delivered MONTHLY.

     REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (2) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (3) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect examine.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including Stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender, Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents Loan Documents Borrower shall provide to Lender the following documents for the Loan (1) the Note, (2) Security Agreements granting to Lender security interests in the Collateral (3) financing statements and all other documents perfecting Lender's Security Interests, (4) evidence of insurance as required below, (5) assignments of life insurance, (6) guaranties, (7) together with all such Related Documents as Lender may require for the Loan, all in form and substance satisfactory to Lender and Lender's counsel.

     BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions duly authorizing the execution and delivery of this Agreement the Note and the Related Documents In addition Borrower shall have provided such other resolutions authorizations documents and instruments as Lender or its counsel may require.

     FEES AND EXPENSES UNDER THIS AGREEMENT. Borrower shall have paid to Lender all fees costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

     REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents and in any document or certificate delivered to Lender under this Agreement are true and correct.

     NO EVENT OF DEFAULT. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement as of the date of each disbursement of loan proceeds as of the date of any renewal extension or modification of any Loan, and at all times any Indebtedness exists:

     ORGANIZATION. Borrower is a corporation for profit which is, and at all times shall be, duly organized validly existing, and in good standing under and by virtue of the laws of the State of California Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage Borrower maintains an office at 12506 BEATRICE STREET, LOS ANGELES, CA 90066. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi governmental authority or court applicable to Borrower and Borrower's business activities.

     ASSUMED BUSINESS NAMES. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower Excluding the name of Borrower the following is a complete list of all assumed business names under which Borrower does business. None.

     AUTHORIZATION. Borrower's execution delivery and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws or (b) any agreement or other instrument binding upon Borrower or (2) any law governmental regulation court decree or order applicable to Borrower or to Borrower's properties.

     FINANCIAL INFORMATION. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties All of Borrower's properties are titled in Borrower's legal name and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

     HAZARDOUS SUBSTANCES. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that (1) During the period of Borrower's ownership of the Collateral there has been no use, generation manufacture storage treatment disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws (b) any use generation, manufacture storage treatment disposal release or threatened release of any Hazardous Substance on under, about or from the Collateral by any prior owners or occupants of any of the Collateral, or
     (c) any actual or threatened litigation or claims of any kind by any person relating to such matters (3) Neither Borrower nor any tenant contractor, agent or other authorized user of any of the Collateral shall use generate manufacture store, treat, dispose of or release any Hazardous Substance on, under about or from any of the Collateral, and any such activity shall be conducted in compliance with all applicable federal state, and local laws regulations, and ordinances including without limitation all Environmental Laws Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and
     (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral whether by foreclosure or otherwise.

     LITIGATION AND CLAIMS. No litigation, claim investigation administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation claims or other events, if any that have been disclosed to and acknowledged by Lender in writing.

     TAXES. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     BINDING EFFECT. This Agreement the Note all Security Agreements (if any) and all Related Documents are binding upon the signers thereof as well as upon their successors representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that so long as this Agreement remains in effect, Borrower will:

     NOTICES OF CLAIMS AND LITIGATION. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     FINANCIAL STATEMENTS. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

     ADDITIONAL INFORMATION. Furnish such additional information and statements as Lender may request from time to time.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy;
     (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine as applicable the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     LIFE INSURANCE. As soon as practical, obtain and maintain life insurance in form and with insurance companies acceptable to Lender on the following individual in the amount indicated below and, at Lender's option, cause such insurance coverage to be pledged, made payable to, or assigned to Lender on Lender's forms Lender, at its discretion, may apply the proceeds of any insurance policy to the unpaid balances of any Loan:

                           NAME / TITLE OF INSURED               AMOUNT
                           -----------------------               ------
                           EDUARD A. JAEGER                      $1,250,000.00

     GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lender's forms and in the amount and under the conditions set forth in those guaranties.

                           NAME OF GUARANTOR                     AMOUNT
                           -----------------                     ------
                           EDUARD A. JAEGER                      Unlimited

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply, in a timely manner, with all terms conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

     OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

     ENVIRONMENTAL STUDIES. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state or local law rule, regulation order or directive at or affecting any property or any facility owned leased or used by Borrower.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion. Lender's interests in the Collateral are not jeopardized Lender may require Borrower to post adequate security or a surety bond reasonably satisfactory to Lender, to protect Lender's interest.

     INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party. Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     COMPLIANCE CERTIFICATES. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrowers chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that as of the date of the certificate, no Event of Default exists under this Agreement.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts. Borrower is required to discharge or pay under this Agreement or any Related Documents. Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS, Borrower covenants and agrees with Lender that while this Agreement is in effect. Borrower shall not without the prior written consent of
Lender:

     INDEBTEDNESS AND LIENS, (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens) or (3) sell with recourse any of Borrower's accounts except to Lender

     CONTINUITY OF OPERATIONS. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended). Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     LOANS, ACQUISITIONS AND GUARANTIES. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

     AGREEMENTS. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under the Loan.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit, of creditors, any type of creditor workout or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option may, but shall not be required to, permit the Guarantor s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and in doing so cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

     RIGHT TO CURE. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default; (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary stops sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights end remedies.

COLLATERAL MONITORING FEE. Borrower agrees to pay Lender a Collateral Monitoring Fee of fifteen hundred dollars ($1,500) each calendar month (the 'Monthly Minimum"), and Eighteen Thousand Dollars ($18,000) in each contract year (the Annual Minimum). If the Business Loan Agreement (Asset Based) is terminated by the Borrower or Lender prior to the end of the initial contract year or in any subsequent contact year, the Borrower will pay the difference of the actual monthly collateral fee paid prior to the termination date and the annual minimum. All fees payable hereunder shall be computed as of the last business day of the month and charged to the Borrower on the first business day of the following month.

AUTHORIZATION. Borrower hereby irrevocably authorizes Lender at Borrowers expense, to exercise all or any of the following powers until all of the Obligations have been paid in full; (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) take or bring, in the name of Lender or Borrower all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (c) after an Event of Default (as defined herein), change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower, (d) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise and upon any terms or conditions, any and all Accounts or other Collateral which includes a monetary obligation and discharge or release any Account Debtor or other obligor (including filing of any public record releasing any lien granted to Borrower by such Account Debtor), without affecting any of the Obligations,
(e) pay any sums necessary to discharge any lien or encumbrance which is senior to Lender's security interest in the Collateral, which sums shall be included as Obligations hereunder, (f) file in the name of Client or Lender or both, (1) mechanic's lien or related notices or (2) claims under any payment bond, in connection with goods or services sold by Borrower in connection with the improvement of realty, and (g) notify any Account Debtor obligated with respect to any Account that the underlying Account has been pledged to Lender by Borrower and that payment thereof is to be made to the order of and directly to Lender and (h) communicate directly with Borrowers Account Debtors to verify the amount and validity of any Account created by Borrower.

INVOICING. All invoices for merchandise sold or services rendered shall be prepared by Borrower and shall bear a notice that they are payable directly to Borrower at P.O. Box 50026 City of Industry, CA 91716-8026. Upon Lenders request, Borrower shall furnish Lender with copies of all invoices, original shipping or delivery receipts, and such other information or documents as Lender in its sole discretion may request from time to time. Each invoice shall bear the terms of sale and no change from the original terms of sale shall be made without Lenders prior written consent.

PAYMENT OF ACCOUNTS. All payments of Accounts and other payments on behalf of Borrower received by Lender shall be credited to Borrowers account. Payments shall be applied first to Lenders costs and attorneys fees, then interest and finally to principal.

ANNUAL LINE FEE. Borrower agrees to pay Lender an annual line fee of twelve thousand five hundred dollars ($12,500.00) (the Annual Line Fee) payable when the Business Loan Agreement (Asset Based) is executed and each one (1) year anniversary thereafter.

CROSS DEFAULT. Any default under the Loan Documents which comprise the Commercial Term Loan shall also constitute an Event of Default under this Business Loan Agreement (Asset Based) the Note and the Security Agreement and any Event of Default under this Business Loan Agreement (Asset Based) the Note or the Security Agreement shall constitute a default under the Commercial Term Loan.

INDEMNIFICATION. Borrower shall indemnify and hold harmless from and against any and all claims, debts losses, demands, actions, causes of action lawsuits damages, penalties, judgments, liabilities costs and expenses (including, without limitation, attorneys' fees) of any kind or nature which Lender may sustain in connection with, or arising from, (a) this Business Loan Agreement (Asset Based), the Note, the Security Agreement or any of the documents which comprise the Real Estate Loan (b) any violation of any environmental law, (c) any present or future agreement between Borrower and Lender (d) any claim which effects the Collateral, (e) any avoidance action or other litigation brought in the United States Bankruptcy Court or under any other similar debtor relief statute which seeks to recover money or challenge Lender's security interest, or
(e) any other matter which pertains to Lender and Borrower, notwithstanding any other provision of this Business Loan Agreement, the Note, Security Agreement, the documents which comprise the Real Estate Agreement or any other agreement between Borrower and Lender. This indemnity agreement shall survive termination of this Business Loan Agreement (Asset Based) the Note Security Agreement the documents which comprise the Real Estate Loan or any other agreement between the parties.

DAILY REPORTING REQUIREMENTS. Borrower shall provide Lender on a daily basis with copies of sales journals credit memo journals, cash receipt journals, proofs of delivery on all invoices over Five Thousand Dollars ($5,000) and such other documents reports journals as Lender may require in its sole discretion.

REMITTANCES AND POWER OF ATTORNEY. All remittances received by Borrower with respect to all of its Accounts and other sources of incoming receipts, including but not limited to insurance reimbursements, tax refunds deposits, investment funds, or any other monies received, shall be paid to Lender at the Lock Box, regardless of whether or not any indebtedness is owed to Lender. If there is no indebtedness owed to Lender at the time Borrower receives any such payment at the Lock Box, Lender shall transfer such Funds to Borrower's general operating account located at Lender. All remittances received by Borrower with respect to any of its Accounts, shall be held in trust for Lender, and Borrower shall immediately deliver to Lender the identical checks, drafts, monies or other forms of payment received within three (3) business days thereof. All payments hereunder shall be delivered to Lender through its lock box facility, as follows
(1) if by US mail, to Ironclad Performance Wear Corporation P.O. Box 80026, City of industry, CA 91716-8026 or (2) if by overnight delivery to Ironclad Performance Wear Corporation, Attn lock box #80026, 19935 East Walnut Drive North, Walnut, CA 91795. In the event that Borrower fails to remit such check, draft, money or other form of payment as required herein. Lender may assess as liquidated damages, a misdirected payment fee of fifteen percent (15%) of the face amount of such check, draft, money or other form of payment (the
"Misdirected Payment Fee'). Borrower hereby appoints Lender or such person as Lender may name as its attorney in fact to execute all necessary documents in Borrowers name and do all things necessary to carry out this Agreement. Borrower ratifies and approves all acts of the attorney and agrees that neither Lender nor the attorney shall be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until the later of maturity or so long as there are any outstanding Obligations.

REPORTING REQUIRMENTS

     1) Borrower to provide to Lender reviewed financial statements submitted annually not later than 90 days after period end. First due date is 03-31-05.

     2) Borrower to provide to Lender compiled interim financial statements submitted monthly not later than 30 days after the end of the period. First due date is 04-30-05.

     3) Borrower to provide to Lender Accounts Payable Aging Report submitted monthly not later than 30 days after the end of the period. First due date is 04-30-05.

     4) Borrower to provide to Lender Inventory Listing monthly, not later than 15 days after the end of the period. First due date is 04-15-05.

     5) Borrower to provide to Lender Borrowing Base Certificate submitted weekly and at each month end not later than 15 days after the end of the period. First due date is 04-15-05.

     6) Borrower to provide to Lender Payroll Tax Reports DE-6 & Federal 941 submitted quarterly. First due date is 04-30-05.

     7) Borrower to provide to Lender copy of tax returns submitted annually within 120 days of fiscal year end. First due date is 04-30-05.

     8) Guarantor to provide to Lender self-prepared financial statements submitted annually within 90 days after fiscal year end. First due date is 03-31-06.

     9) Guarantor to provide to Lender copy of personal tax returns submitted annually within 120 days of year end. First due date is 04-30-05.

EXAMINATION. Borrower shall permit Lender and any authorized representatives designated by Lender to visit and inspect any of the properties of Borrower including its collateral financial and accounting records, and to make copies and take extracts therefrom, and to discuss its finances and business with its officers and independent public accountants at such reasonable times during normal business hours as often as may be reasonably requested Borrower acknowledges that Lender intends to make such inspections from time to time and Borrower shall be charged all expenses relating to each such examination.

CONSENT TO LOAN PARTICIPATION In the paragraph titled Consent to Participation the following is added: Not to exceed the rights granted under this Agreement.

MISCELLANEOUS PROVISIONS The following miscellaneous provisions are a part of this Agreement.

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     ATTORNEYS FEES, EXPENSES. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys fees and Lender's legal expenses, incurred m connection with the enforcement o1 this Agreement Lender may hire or pay someone else to help enforce this Agreement and Borrower shall pay the costs and expenses of such enforcement Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction) appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers or potential purchasers any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy. Borrower may have with respect to such matters Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

     NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may he granted or withheld in the sole discretion of Lender.

     NOTICES. Any notice requited to be given under this Agreement shall be given in writing and shall be effective when actually delivered when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement Any party may change its address for notices under this Agreement by giving formal, written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law if there is more shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address for notice purposes. Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

     SEVERABILITY If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance that finding shall not make the offending provision illegal invalid, or unenforceable as to any other circumstance if feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable If the offending provision cannot be so modified, it shall be considered deleted from this Agreement Unless otherwise required by law, the illegality invalidity, or unenforceability of any provision of this Agreement shall not affect the legality validity or enforceability of any other provision of this Agreement.

     SUBSIDIARIES AND AFFILIATES OF BORROWER To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

     SUCCESSORS AND ASSIGNS. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns Borrower shall not, however have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that in extending Loan Advances Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

     WAIVE JURY. All parties to this Agreement hereby waive the right to any jury trial in any action proceeding or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular as the context may require Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement.

     ACCOUNT. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     ADVANCE. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

     AGREEMENT. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

     BORROWER. The word "Borrower" means IRONCLAD PERFORMANCE WEAR CORPORATION and includes al! co-signers and co-makers signing the Note.

     BORROWING BASE. The words "Borrowing Base" mean as determined by Lender from time to time the lesser of (1) $1,000,000.00 or (2) 75% of the aggregate amount of Eligible Accounts

     BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open in the State of California.

     COLLATERAL. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future and whether granted in the form of a security interest mortgage, collateral mortgage, deed of trust, assignment, pledge crop pledge, chattel mortgage, collateral chattel mortgage chattel trust, factor's lien, equipment trust conditional sale, trust receipt, lien, charge, hen or title retention contract lease or consignment intended as a security device or any other security or lien interest whatsoever, whether created by law, contract or otherwise The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

     ELIGIBLE ACCOUNTS. The words Eligible Accounts mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing Eligible Accounts do not include:

         (1) Accounts with respect to which the Account Debtor is employee or agent of Borrower

         (2) Accounts with respect to which the Account Debtor is a subsidiary of or affiliated with Borrower or its shareholders officers or directors

         (3) Accounts with respect to which goods are placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional

         (4) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower

         (5)  Accounts which are subject to dispute counterclaim, or setoff

         (6) Accounts with respect to which the goods have not been shipped, or delivered or the services have not been rendered to the Account Debtor

         (7) Accounts with respect to which Lender, in its sole discretion deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory

         (8) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

         (9) Accounts which have not been paid in full within 120 DAYS from the invoice date

         (10) (11)Ineligible defined as Accounts arising from sales to an Account Debtor if more than twenty five percent (25%) of such Accounts are more than 120 days past due from invoice date

         12) Accounts arising from sales to a single Account Debtor which exceed twenty five percent (25%) of the aggregate amount of all outstanding Accounts from all Account debtors, (the Concentration Limit)

         13)  Accounts  which  Alliance  Bank  in  its  sole  discretion   deems
              unacceptable

     ENVIRONMENTAL LAWS. The words "Environmental Laws" mean any and all state federal and local statutes regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended 42 U.S.C Section 9601, et seq ("CERCLA") the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C Section 1801, et seq , the Resource Conservation and Recovery Act 42 U.S.C Section 6901, et seq, Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100 et seq , or other applicable state or federal laws, rules or regulations adopted pursuant thereto.

     EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

     EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

     GAAP. The word "GAAP" means generally accepted accounting principles.

     GRANTOR. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan including without limitation all Borrowers granting such a Security Interest.

     GUARANTOR.   The  word   "Guarantor'"   means  any  guarantor,   surety  or
     accommodation party of any or all of the Loan.

     GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     HAZARDOUS SUBSTANCES. The words "Hazardous Substances" mean materials that, because of their quantity concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words 'Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances' also includes, without limitation petroleum and petroleum by-products or any fraction thereof and asbestos.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

     LENDER. The word "Lender" means Alliance Bank, its successors and assigns.

     LOAN. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     NOTE. The word "Note" means the Note executed by IRONCLAD PERFORMANCE WEAR CORPORATION in the principal amount of $1,000,000.00 dated March 31, 2005, together with all renewals of, extensions of, modifications of, refinancings of consolidations of and substitutions for the note or credit agreement.

     PERMITTED LIENS. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     PRIMARY CREDIT FACILITY. The words "Primary Credit Facility'" mean the credit facility described in the Line of Credit section of this Agreement.

     RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages and all other instruments agreements and documents, whether now or hereafter existing executed in connection with the Loan.

     SECURITY AGREEMENT. The words "Security Agreement" mean end include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements whether created by law, contract, or otherwise evidencing, governing representing or creating a Security Interest.

     SECURITY INTEREST. The words "Security Interest" mean, without limitation, any and all types of collateral security present and future, whether in the form of a lien, charge encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER  ACKNOWLEDGES  HAVING READ ALL THE  PROVISIONS  OF THIS  BUSINESS  LOAN
AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED MARCH 31, 2005.


BORROWER:


IRONCLAD PERFORMANCE WEAR CORPORATION


     /s/ Eduard A. Jaeger
BY:  ----------------------------------------
     EDUARD A. JAEGER, PRESIDENT & CEO OF
     IRONCLAD PERFORMANCE WEAR CORPORATION



LENDER


ALLIANCE BANK



BY:  ----------------------------------------
     AUTHORIZED SIGNER

                            NOTICE OF FINAL AGREEMENT

----------------- ------------- -------------- ------------- --------------
   PRINCIPAL       LOAN DATE      MATURITY       LOAN NO       CALL/COLL
 $1,000,000.00     03-31-2005    04-30-2006       630062      4,A / 0007
----------------- ------------- -------------- ------------- --------------
------------- -------------- -------------
  ACCOUNT        OFFICER       INITIALS
    6686           133
------------- -------------- -------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Any item above containing ***** has been omitted due to text length limitations.
--------------------------------------------------------------------------------

Borrower:  IRONCLAD PERFORMANCE WEAR    Lender:   Alliance Bank
           CORPORATION                            Asset Based Lending Division
           12506 BEATRICE STREET                  100 Corporate Pointe
           LOS ANGELES, CA 90066                  P.O. Box 3048
                                                  Culver City, CA 90231-3048
                                                  (310) 410-9281
================================================================================

PRINCIPAL AMOUNT: $1,000,000.00       INITIAL RATE: 8.750%
DATE OF NOTE: MARCH 31, 2005

PROMISE TO PAY. IRONCLAD PERFORMANCE WEAR CORPORATION ("Borrower") promises to pay to Alliance Bank ("Lender") or order, in lawful money of the United States of America, the principal amount of One Million & 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in full immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 30, 2006. In addition, Borrower will pay regular monthly payments of all accrued unpaid Interest due as of each payment date, beginning April 30, 2005, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the Wall Street Journal. When a range of rates has been published, the higher of the rates will be used (the ' Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.750%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3.000 percentage points over the Index, resulting in an initial rata of 8.750%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT: MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $100.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse" or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
Alliance Bank, Asset Based Lending Division 100 Corporate Pointe, P.O. Box 3048, Culver City CA 90231-3048.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $10.00 whichever is greater.

INTEREST AFTER DEFAULT. Upon default, the variable interest rate on this Note shall immediately increase to 8.000 percentage points over the Index if permitted under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness, of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note In the event of a death, Lender at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender and in doing so, cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

     CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower after receiving written notice from Lender demanding cure of such default; (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDERS RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay, Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any Jury trial in any action proceeding or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. Borrower acknowledges this Note is secured by COMMERCIAL SECURITY AGREEMENT DATED MARCH 24, 2004 AND UCC1 FINANCING STATEMENT FILED NOVEMBER 5, 2001 #0131060276 TOGETHER WITH ALL AMENDMENTS AND CONTINUATIONS AND ASSIGNMENT OF LIFE INSURANCE POLICY DATED MARCH 24, 2004 ON LIFE OF EDUARD A. JAEGER.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of their authority: EDUARD A. JAEGER, PRESIDENT/CEO OF IRONCLAD PERFORMANCE WEAR CORPORATION; THOMAS E. KREIG, JR., VP FINANCE: AND KENNETH WALZ, DIRECTOR OF FINANCE. ANY ONE PREVIOUSLY MENTIONED. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

PRIOR NOTE. PROMISSORY NOTE #630062 DATED MARCH 24, 2004 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00 FROM BORROWER TO LENDER.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address; Alliance Bank Real Estate Department 100 Corporate Pointe, P.O. 3048, Culver City, CA 90231-3048.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend
(repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone, All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


IRONCLAD PERFORMANCE WEAR CORPORATION


     /s/ Eduard A. Jaeger
BY:  ----------------------------------------
     EDUARD A. JAEGER, PRESIDENT & CEO OF
     IRONCLAD PERFORMANCE WEAR CORPORATION

                            NOTICE OF FINAL AGREEMENT

----------------- ------------- -------------- ------------- --------------
   PRINCIPAL       LOAN DATE      MATURITY       LOAN NO       CALL/COLL
 $1,000,000.00     03-31-2005    04-30-2006       630062      4,A / 0007
----------------- ------------- -------------- ------------- --------------
------------- -------------- -------------
  ACCOUNT        OFFICER       INITIALS
    6686           133
------------- -------------- -------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Any item above containing ***** has been omitted due to text length limitations.
--------------------------------------------------------------------------------

Borrower:  IRONCLAD PERFORMANCE WEAR    Lender:   Alliance Bank
           CORPORATION                            Asset Based Lending Division
           12506 BEATRICE STREET                  100 Corporate Pointe
           LOS ANGELES, CA 90066                  P.O. Box 3048
                                                  Culver City, CA 90231-3048
                                                  (310) 410-9281
================================================================================

TO:      ATTN:  Insurance Agent                             Date: March 31, 2005



RE:      Policy Number(s):

         Insurance Companies/Company:

Dear Insurance Agent:

Grantor, IRONCLAD PERFORMANCE WEAR CORPORATION ("Grantor") is obtaining a loan from Alliance Bank. Please send appropriate evidence of insurance to Alliance Bank, together with the requested endorsements, on the following property, which Grantor is giving as security for the loan.

         COLLATERAL: All Inventory and Equipment.
         TYPE: All risks, including fire theft and liability
         AMOUNT:  Full Insurable Value
         BASIS:  Replacement value.
         ENDORSEMENTS: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior
         written  notice to Lender Comments:   PLEASE NAME ALLIANCE BANK AS LOSS
         PAYEE OR CERTIFICATE HOLDER
         DEDUCTIBLES:  $1,000.00
         LATEST DELIVERY DATE:  By the loan closing date

GRANTOR:


IRONCLAD PERFORMANCE WEAR CORPORATION


     /s/ Eduard A. Jaeger
BY:  ----------------------------------------
     EDUARD A. JAEGER, PRESIDENT & CEO OF
     IRONCLAD PERFORMANCE WEAR CORPORATION




















RETURN TO:

----------------------------
     Alliance Bank Insurance
     P.O. Box 3048
     Culver City, CA 90231
----------------------------

                            NOTICE OF FINAL AGREEMENT

----------------- ------------- -------------- ------------- --------------
   PRINCIPAL       LOAN DATE      MATURITY       LOAN NO       CALL/COLL
 $1,000,000.00     03-31-2005    04-30-2006       630062      4,A / 0007
----------------- ------------- -------------- ------------- --------------
------------- -------------- -------------
  ACCOUNT        OFFICER       INITIALS
    6686           133
------------- -------------- -------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Any item above containing ***** has been omitted due to text length limitations.
--------------------------------------------------------------------------------

Borrower:  IRONCLAD PERFORMANCE WEAR    Lender:   Alliance Bank
           CORPORATION                            Asset Based Lending Division
           12506 BEATRICE STREET                  100 Corporate Pointe
           LOS ANGELES, CA 90066                  P.O. Box 3048
                                                  Culver City, CA 90231-3048
                                                  (310) 410-9281
================================================================================

INSURANCE REQUIREMENTS. Grantor, IRONCLAD PERFORMANCE WEAR CORPORATION ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

         COLLATERAL: All Inventory and Equipment.
         TYPE: All risks, including fire, theft and liability
         AMOUNT: Full Insurable Value
         BASIS: Replacement value.
         ENDORSEMENTS: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
         COMMENTS: PLEASE NAME ALLIANCE BANK AS LOSS PAYEE OR CERTIFICATE HOLDER
         DEDUCTIBLES: 51,000.00
         LATEST DELIVERY DATE: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS, All documents and other materials relating to insurance for this loan should be mailed delivered or directed to the following address:

         Alliance Bank Insurance
         P.O. Box 3048
         Culver City, CA  90231

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of March 31, 2005, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS THIS AGREEMENT IS DATED MARCH 31, 2005.


GRANTOR:


IRONCLAD PERFORMANCE WEAR CORPORATION

     /s/ Eduard A. Jaeger
BY:  -------------------------------------
     EDUARD A. JAEGER, PRESIDENT & CEO OF
     IRONCLAD PERFORMANCE WEAR CORPORATION


                               FOR LENDER USE ONLY
                             INSURANCE VERIFICATION
   DATE:                                              PHONE:
         ------------------                                  -------------------

   AGENT'S NAME:
                 ----------------------------------------------
   AGENCY:
            ---------------------------------------------------
   INSURANCE COMPANY:
                      -----------------------------------------
   POLICY NUMBER:
                   --------------------------------------------
   EFFECTIVE DATES:
                    -------------------------------------------
   COMMENTS:
             -------------------------------------------------------------------

   -----------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $1,000,000.00 due on April 30, 2006. The reference rate (Prime rate as published in the Wall Street Journal, when a range of rates has been published, the higher of the rates will be used, currently 5.750%) is added to the margin of 3.000% resulting in an initial rate of 8.750. This is an unsecured renewal of the following described indebtedness: PROMISSORY NOTE #630062 DATED MARCH 24, 2004 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00 FROM BORROWER TO LENDER.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

      |_| PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT. |_| BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: PURCHASE ACCOUNTS RECEIVABLE INVENTORY LOAN TO OPEN LC'S ONLY.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,000,000.00 as follows:

         UNDISBURSED FUNDS:                                      $794,641.28
         AMOUNT PAID ON BORROWER S ACCOUNT:                      $205,358.72
         $205,358.72 Payment on Loan # 630062 LOAN BALANCE
                                                               -------------
                  NOTE PRINCIPAL:                              $1,000,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account, numbered 01045644, the amount of any loan payment. If the funds in the account are insufficient to cover any payment. Lender shall not be obligated to advance funds to cover the payment At any time and for any reason Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION, BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 31, 2005.

GRANTOR:


IRONCLAD PERFORMANCE WEAR CORPORATION


     /s/ Eduard A. Jaeger
BY:  --------------------------------------
     EDUARD A. JAEGER, PRESIDENT & CEO OF
     IRONCLAD PERFORMANCE WEAR CORPORATION

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

AS USED IN THIS NOTICE, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

LOAN. The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $1,000,000.00 due on April 30, 2006. The reference rate (Prime rate as published in the Wall Street Journal. When a range of rates has been published, the higher of the rates will be used currently 5.750%) is added to the margin of 3.000%, resulting in an initial rate of 8.750%. This is an unsecured renewal of the following described indebtedness: PROMISSORY NOTE #630062 DATED MARCH 24, 2004 IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000.00 FROM BORROWER TO LENDER.

LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents relating to the Loan, including without limitation the following:

                                 LOAN DOCUMENTS

         Business Loan Agreement [Asset Based)
         CA Commercial Guaranty:  EDUARD A. JAEGER
         Assignment of Life Insurance Policy   Policy No. 0467073201
         Insurance Policy Verification: Policy No. 0467073201 Statement filed November 5, 2001 #0131060276
         CA National UCC Financing Statement (Rev 05/22/02): All Inventory Chattel Paper, Accounts, Equip.
         Collateral Receipt: Term Life Insurance Policy Number 0467073201 in the amount of $1,250,000 00 on the life of EDUARD A. JAEGER, issued by PRIMERICA LIFE INSURANCE
         COMPANY
         Notice of Insurance Requirements: All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; UCC1 Financing Statement filed November 5, 2001 #0131060276 together with all amendments and continuations
         Promissory Note
         CA Commercial Security Agreement: All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; UCC1 Financing Statement filed November 5, 2001 #0131060276 together with all amendments and continuations; owned by IRONCLAD PERFORMANCE WEAR CORPORATION
         Agreement to Provide Insurance: Ali Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; UCC1 Financing Statement filed November 5, 2001 #0131060276 together with all amendments and continuations; owned by IRONCLAD PERFORMANCE WEAR CORPORATION
         Disbursement Request and Authorization
         Notice of Final Agreement

Parties. The term "Parties" means Alliance Sank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan including without limitation the following:

         BORROWER:         IRONCLAD PERFORMANCE WEAR CORPORATION
         GRANTOR(S):       IRONCLAD PERFORMANCE WEAR CORPORATION
         GRANTOR(S):       EDUARD A. JAEGER
         GUARANTOR 1:      EDUARD A. JAEGER

EACH PARTY WHO SIGNS BELOW, OTHER THAN ALLIANCE BANK, ACKNOWLEDGES, REPRESENTS AND WARRANTS TO ALLIANCE BANK THAT IT HAS RECEIVED READ AND UNDERSTOOD THIS NOTICE OF FINAL AGREEMENT, THIS NOTICE IS DATED MARCH 31 2005.

BORROWER:

IRONCLAD PERFORMANCE WEAR CORPORATION


BY:  /s/ Eduard A. Jaeger
     -------------------------------------
     EDUARD A. JAEGER, PRESIDENT & CEO OF
     IRONCLAD PERFORMANCE WEAR CORPORATION

GRANTOR:


X:   /s/ Eduard A. Jaeger
     -------------------------------------
     EDUARD A. JAEGER, INDIVIDUALLY

GUARANTOR:


X:   /s/ Eduard A. Jaeger
     -------------------------------------
     EDUARD A. JAEGER, INDIVIDUALLY

LENDER:


X    /s/ Illegible
     -------------------------------------
     AUTHORIZED SIGNER